December 23, 1998

                          SUPPLEMENT TO PROSPECTUS FOR
                       PIONEER INTERMEDIATE TAX-FREE FUND
                              DATED APRIL 30, 1998


The Trustees of Pioneer Intermediate Tax-Free Fund (the "Fund") have approved the tax-free reorganization of the Fund into Pioneer Tax-Free Income Fund ("Income Fund"). The proposed reorganization will be submitted for approval by the Fund's shareholders at a meeting scheduled to be held in March 1999. If approved by shareholders, the reorganization is expected to be effective on or as soon as possible after March 31, 1999. There can be no assurance that the reorganization will be approved or if approved, completed.

The investment objectives of the Fund and Income Fund are generally similar. Each Fund seeks as high a level of current income exempt from federal income taxes as possible consistent with the preservation of capital. In addition, each Fund invests at least 80% of its assets in bonds, notes and other debt instruments issued by or on behalf of states, territories or possessions of the U.S. and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax. Income Fund invests in high quality municipal securities, those rated in the three highest ratings categories by Standard & Poor's Ratings Group ("Standard & Poor's") or other nationally recognized rating organizations. The Fund invests in investment grade municipal securities, those rated in the four highest rating categories by Standard & Poor's or other nationally recognized rating organizations.

The following information supplements the corresponding section of the Prospectus. Please consult the Prospectus for the full text of the revised section.

INVESTMENT OBJECTIVE AND POLICIES

The Investment Company Act of 1940 (the "1940 Act") requires that the Fund segregate assets in connection with certain types of transactions. If the Fund enters into a transaction requiring segregation, the custodian or Pioneer Investment Management, Inc. ("Pioneer Investments") will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. Under the 1940 Act, the Fund may not acquire the securities of other investment companies if, as a result,
(i) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (iii) more than 5% of the Fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The Fund will not invest in other investment companies for which Pioneer Investments or any of its affiliates act as an investment adviser or distributor.

The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

MANAGEMENT OF THE FUND

As of December 2, 1998, day-to-day management of the Fund is the responsibility of a team of fixed income portfolio managers and analysts supervised by Sherman
B. Russ. Mr. Russ is one of two co-managers jointly responsible for overseeing Pioneer Investments' U.S. and global fixed income team. Mr. Russ is a senior vice president of Pioneer Investments. He joined Pioneer Investments in 1983 and has been an investment professional since 1962.

                                                                       1298-5967
                                             (C) Pioneer Funds Distributor, Inc.